REGISTRATION RIGHTS AGREEMENT


         AGREEMENT made as of the 18th day of April, 2002, by Rent-Way, Inc. (the "Company"), and Calm Waters Partnership, Walter H. Morris and Charles A. Paquelet (individually, an "Investor").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company and the Investors are parties to the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Affiliate" of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power either
(a) to direct or cause the direction of the management or policies of such person or (b) to vote 10% or more of the securities having ordinary voting power for the election of director of such person, in the case of each of (a) and (b), whether through the ownership of voting securities or by agreement or otherwise.

         "Broker-Dealer" means any broker or dealer registered as such under the Exchange Act.

         "Common Stock" means the common stock, without par value, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon exercise of the Warrants or the Non-Performance Warrants.

         "Damages Payment Date" means the first day of each calendar month.

         "Default Rate" means the prime rate (currently the base rate on corporate loans posted by at least 75% of the 30 largest U.S. banks) in effect from time to time as reported from time to time in The Wall Street Journal.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Holder" means a person who is a holder or beneficial owner of any Registrable Securities; provided, however, that no more than twenty (20) Holders who are designated by Calm Waters Partnership, or as Calm Waters Partnership may designate, designated by the Majority Holders shall be entitled to distribute Registrable Securities pursuant to a Registration Statement subject to Section 2 hereof or a Registration Statement subject to Section 3 hereof.

         "Liquidated Damages" has the meaning set forth in Section 2(d) hereof.

         "Losses" has the meaning set forth in Section 6(d) hereof.

         "Majority Holders" means the Holders of a majority of the then outstanding aggregate number of Registrable Securities.

         "Majority Underwriting Holders" means, with respect to any Underwritten Offering, the Holders of a majority of the Registrable Securities whose Registrable Securities are or are to be included in such Underwritten Offering.

         "Managing Underwriters" means the Underwriter or Underwriters that shall administer an Underwritten Offering.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Non-Performance Warrants" has the meaning set forth in the Purchase Agreement.

         "Person" means any natural person, partnership, limited liability company, corporation or other entity.

         "Purchased Shares" has the meaning set forth in the Purchase Agreement

         "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

         "Purchase Agreement" means the Common Stock and Warrant Purchase Agreement dated as of April 18, 2002, among the Company and the Investors, as hereafter may be amended.

         "Registration Default" has the meaning set forth in Section 2(d) hereof.

         "Registrable Securities" means (v) each Purchased Share, (w) each share of Common Stock issuable or issued upon exercise of the Warrants, (x) each share of Common Stock issuable or issued upon exercise of the Non-Performance Warrants, and (y) each share of Common Stock issued or issuable pursuant to
Section 7(c) of the Purchase Agreement, in each case until the date on which such Registrable Security (i) has been transferred pursuant to the Shelf Registration Statement or another Registration Statement covering such Registrable Security which has been filed with the SEC pursuant to the Act, in either case after such Registration Statement has become effective and while such registration statement is effective under the Act, or (ii) has been publicly sold pursuant to Rule 144.

         "Registration Statement" means a registration statement, including a Shelf Registration Statement, filed by the Company with the SEC for a public offering and sale of securities of the Company (other then a registration statement on Form S-8, Form S-4 or successor form), and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

         "Rule 144" means Rule 144 (or any successor provision) under the Act.

         "SEC" means the Securities and Exchange Commission.

         "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 2(b) hereof.

         "Shelf Registration Statement" means a "shelf" registration statement of the Company filed pursuant to the provisions of Section 2 hereof on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

         "Suspension Period" has the meaning set forth in Section 2(c) hereof.

         "Underwriter" means any underwriter of the Registrable Securities in connection with an offering thereof under a Registration Statement.

         "Underwritten Offering" means an offering in which the Registrable Securities are sold to an Underwriter or with the assistance of an Underwriter for reoffering to the public.

         "Warrants" has the meaning set forth in the Purchase Agreement.

         All references in this Agreement to financial statements and schedules and other information which is "contained", "included", or "stated" in a Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to a Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

         2.       Shelf Registration Statement.
                  ----------------------------

         (a) The Company shall prepare and file with the SEC on or prior to January 15, 2003 a Shelf Registration Statement with respect to resales of the Registrable Securities by the Holders in accordance with the methods of distribution specified by such Holders and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act by March 31, 2003. The Company shall promptly supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the Act, the Exchange Act or the SEC.

         (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming a part thereof to be usable, subject to Section 2(c), by all Holders until the earliest of (i) such date when (A) all Registrable Securities amount to less than 5% of the Company's then outstanding Common Stock and (B) all of the Registrable Securities are then immediately salable pursuant to Rule 144(k), or (ii) the date as of which all the Registrable Securities have been publicly sold pursuant to Rule 144 or pursuant to a Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company will, (x) subject to Section 2(c), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(c), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act and (z) comply in all material respects with the provisions of the Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition as may be specified from time to time by the Holders and set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

         (c) The Company may suspend the use of the Prospectus for two periods of 60 days in any 12-month period or an aggregate of 120 days in any 12-month period (the "Suspension Period") for valid business reasons, to be determined by the Company in its reasonable judgment (not including avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, public filings with the SEC, pending corporate developments and similar events; provided that the Company promptly thereafter complies with the requirements of Section 4(j) hereof, if applicable; provided, further, that the existence of a Suspension Period will not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.

         (d) If (i) the Shelf Registration Statement is not filed with the SEC on or prior to January 15, 2003, (ii) the Shelf Registration Statement has not been declared effective by the SEC by March 31, 2003, or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement shelf registration statement filed and declared effective) or usable (including as a result of a Suspension Period) for the offer and sale of Registrable Securities for a period of time (including any Suspension Period) which shall exceed two periods of 60 days in any 12-month period or 120 days in the aggregate in any 12-month period (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company will pay liquidated damages ("Liquidated Damages") to each Holder of Registrable Securities. The amount of Liquidated Damages payable during any period in which a Registration Default has occurred and is continuing is the amount which is equal to $3.00 per annum per 16.00 shares of Common Stock (subject to adjustment in the event of a stock split, stock recombination, stock dividend and the like) constituting Registrable Securities; provided, however, that, in the event that a Registration Default should be continuing for a period in excess of five (5) years, Liquidated Damages shall accrue only for such five-year period. Following the cure of all Registration Defaults, Liquidated Damages will cease to accrue with respect to such Registration Default. All accrued Liquidated Damages shall be paid by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date and Liquidated Damages will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In the event that any Liquidated Damages are not paid when due, then to the extent permitted by law, such overdue Liquidated Damages, if any, shall bear interest until paid at the Default Rate, compounded monthly. The parties hereto agree that the Liquidated Damages provided for in this Section 2(d) constitute a reasonable estimate of the damages that may be incurred by Holders by reason of a Registration Default occurring despite the Company's reasonable best efforts to avoid or minimize such Registration Default. Liquidated Damages are payable but do not serve as liquidated damages for a Registration Default for the period in excess of five (5) years during which such default continues or for the Company's failure to exercise reasonable best efforts to avoid or minimize a Registration Default.

         (e) All of the Company's obligations (including, without limitation, the obligation to pay Liquidated Damages) set forth in the preceding paragraph which are outstanding or exist with respect to any Registrable Security shall survive the time such security ceases to be a Registrable Security.

         (f) Immediately upon the occurrence or the termination of a Registration Default, the Company shall give the Holders notice of such commencement or termination, of the obligation to pay Liquidated Damages with regard to the Registrable Securities and of the event giving rise to such commencement or termination.

         3. Incidental Registration. Each time the Company shall during the Shelf Registration Period determine to file a Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to all Holders. Upon the written request of a Holder given within twenty (20) days after the giving of any such notice by the Company, the Company will use its reasonable best efforts to cause all such shares of Registrable Securities, the Holders of which have so requested registration hereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be registered. If the Registration Statement is to cover an underwritten distribution, the Company shall use its reasonable best efforts to cause the Registrable Securities requested for inclusion pursuant to this Section 3 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the Managing Underwriters, the inclusion of all of the Registrable Securities requested for inclusion pursuant to this Section 3 and other securities would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Securities and other securities to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced to the required level with the participation in such offering to be pro rata among the holders thereof requesting such registration, based upon the number of shares of Registrable Securities and other securities owned by such holders.

         4. Registration Procedures. In connection with any Registration Statement subject to Section 2 or Section 3, the following provisions shall apply:

         (a) The Company shall (i) furnish to the Holders, not less than five business days in the case of a Registration Statement subject to Section 2, or not less than a reasonable time in the case of a Registration Statement subject to Section 3, prior to the filing thereof with the SEC, a copy of the Registration Statement, and each amendment thereof, and a copy of any Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use its reasonable best efforts to reflect in each such document, when so filed with the SEC, such comments as the Holders reasonably may promptly propose; and (ii) in connection with a Registration Statement, include information regarding the Holders and the methods of distribution they specify from time to time for their Registrable Securities as necessary to permit such distribution by the methods they so specify.

         (b) Subject to Section 2(c), the Company shall ensure that (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to information with respect to any Holder required to be included in any Registration Statement or Prospectus pursuant to the Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Holder.

         (c) The Company, as promptly as reasonably practicable, shall advise each Holder and, if requested by any such Holder, confirm such advice in writing:

                  (i) when a Registration Statement and any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

                  (iii) of the determination by the Company that a post-effective amendment to the Registration Statement would be appropriate;

                  (iv) of the commencement or termination of any Suspension Period;

                  (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included in any Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (vii) of the happening of any event that requires the making of any changes in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Registration Statement or the Prospectus, as the case may be, do not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

                  (viii) of the Company's suspension of the use of the Prospectus as a result of any of the events or circumstances described in paragraphs (ii) through (vii) above, and of the termination of any such suspension.

         (d) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction at the earliest possible time.

         (e) The Company shall promptly furnish to each Holder, without charge, at least one copy of any Registration Statement and any post-effective amendment thereto, including all exhibits (including those incorporated by reference), financial statements and schedules.

         (f) The Company shall, promptly deliver to each Holder and any sales or placement agent or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Registration Statement (excluding documents incorporated by reference), and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Sections 2(c) and 4(o) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

         (g) Prior to any offering of Registrable Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to service of process or taxation in any such jurisdiction where it is not then so subject.

         (h) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery (under normal way settlement procedures) of certificates representing Registrable Securities sold pursuant to any Registration Statement free of any restrictive legends and registered in such names as Holders may request at least two Business Days prior to settlement of sales of Registrable Securities pursuant to such Registration Statement.

         (i) Subject to the exceptions contained in (A) and (B) of Section 4(g) hereof, the Company shall use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities as contemplated by the Registration Statement; without limitation to the foregoing, the Company shall make all filings and provide all such information as may be required by the NASD in connection with the offering under the Registration Statement of the Registrable Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

         (j) Upon the occurrence of any event described in Section 4(c)(vii) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Company's obligations under this paragraph (j) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(c) hereof and given notice of such suspension to Holders, it being understood that the Company's obligations under this Section 4(j) shall be automatically reinstated at the end of such Suspension Period.

         (k) The Company shall use its best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders as soon as practicable but in any event not later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) after (i) the effective date of the applicable Registration Statement, (ii) the effective date of each post-effective amendment to any Registration Statement, and (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder.

         (l) The Company shall, if reasonably requested, use its reasonable best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement (i) such information as the Majority Holders provide or, if Registrable Securities are being sold in an Underwritten Offering, as the Managing Underwriters or the Majority Underwriting Holders reasonably agree should be included therein and provide to the Company in writing for inclusion in the Registration Statement or Prospectus, and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Registration Statement concerning such Holder and the distribution of such Holder's Registrable Securities and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment and use its reasonable best efforts to cause any post-effective amendment be declared effective by the SEC as soon as practical.

         (m) The Company shall enter into such customary agreements (including underwriting agreements) and take all other appropriate actions as may be requested in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in
Section 6 (or such other reasonable and customary provisions and procedures acceptable to the Majority Underwriting Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 6).

         (n)      The Company shall:

                  (i) make reasonably available for inspection during normal business hours by a representative of the Majority Holders or by any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as is customary for due diligence examinations in connection with public offerings;

                  (ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by a representative of the Majority Holders or by any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality;

                  (iii) deliver a letter, addressed to the selling Holders and the Underwriters, if any, in which the Company shall make such representations and warranties in form, substance and scope as are customarily made by issuers to Underwriters;

                  (iv) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings;

                  (v) in the case of an Underwritten Offering, obtain "cold comfort" letters and updates thereof from the current and former independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder (provided such Holder furnishes the accountants, prior to the date such "cold comfort" letter is required to be delivered, with such representations as the accountants customarily require in similar situations) and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                  (vi) participate in the marketing or "road show" presentation of an Underwritten Offering if the reasonably anticipated proceeds of the Underwritten Offering is at least $10.0 million; and

                  (vii) deliver such documents and certificates as may be reasonably requested by the Majority Holders or, in the case of an Underwritten Offering, the Majority Underwriting Holders, and the Managing Underwriters, if any, including those to evidence compliance with Section 4(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

         The foregoing actions set forth in clauses (iii), (iv), (v) and (vii) of this Section 4(n) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

         (o) Each Holder agrees that, upon receipt of notice of the happening of an event described in Sections 4(c)(ii) through and including 4(c)(vii), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Registrable Securities and will not resume disposition of Registrable Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 4(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that, the foregoing shall not prevent the sale, transfer or other disposition of Registrable Securities by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 4(o) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Liquidated Damages.

         (p) In the event that any Broker-Dealer shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the NASD Rules) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such Broker-Dealer in complying with the NASD Rules, including, without limitation, by:

(i) if the NASD Rules shall so require, engaging a "qualified independent underwriter" (as defined in the NASD Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by the Shelf Registration Statement is an Underwritten Offering or is made through a placement or sales agent, to recommend the price of such Registrable Securities;

(ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of Underwriters provided in Section 6 hereof; and

(iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of the NASD Rules.

         5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections
2, 3 and 4 hereof. Each Holder shall bear the expense of any broker's commission, agency fee or Underwriter's discount or commission and such Holder's legal counsel.

         6.       Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by any Registration Statement, the directors, officers, employees and agents of each such Holder, any underwriter (as defined in the Act) for each such Holder, the directors, officers, employees and agents of each such underwriter and each person who controls any such Holder or such underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder, underwriter or controlling person specifically for inclusion therein. This indemnity shall be in addition to any liability which the Company may otherwise have.

         (b) Each Holder of Registrable Securities covered by a Registration Statement severally and not jointly agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers and (iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity; provided, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares of Registrable Securities sold by such Holder under such Registration Statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the proceeds received by such Holder from the sale of Registrable Securities covered by the Registration Statement. This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. Neither an indemnifying party nor an indemnified party will, without the prior written consent of the other parties, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such other parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such other parties from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses"), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits of such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the initial placement and any sales of Registrable Securities under the Registration Statement. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Benefits received by the Company shall be deemed to be equal to the sum of (x) the total net proceeds from the initial sale of the Registrable Securities (before deducting expenses) and (y) the total amount of Liquidated Damages which the Company was not required to pay as a result of registering the Registrable Securities covered by the Shelf Registration Statement which resulted in such Losses. Benefits received by any Holders shall be deemed to be equal to the value of receiving Registrable Securities registered under the Act. Benefits received by any Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and no Holder will be required to contribute any amount in excess of the proceeds received by such Holder from the sale of Registrable Securities covered by the Registration Statement. For purposes of this Section 6, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, and each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each officer and director of each Underwriter shall have the same rights to contribution as such Underwriter, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The provisions of this Section 6 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive the sale by a Holder of Registrable Securities covered by a Registration Statement.

         6. Reporting Requirements Under Exchange Act. For so long as Registrable Securities are outstanding, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15 (d) (whichever is applicable) of the Exchange Act. The Company shall forthwith upon request furnish any Holder of Registrable Securities (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the SEC as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Act. The Company acknowledges and agrees that the purposes of the requirements contained in this
Section 6 are (a) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Act in reliance upon Rule 144, and (b) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the SEC as a condition to the availability of Rule 144 and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. The Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

         7.       Miscellaneous.
                  -------------

         (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities being sold.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing in accordance with Section 11 of the Purchase Agreement.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and Underwriter and any such Holder and Underwriter may specifically enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This Agreement may be executed in any number of counterparts (including counterparts delivered and executed by facsimile, which shall be as effective as counterparts delivered and executed manually) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COMMONWEALTH OF PENNSYLVANIA WITHOUT REFERENCE AS TO RULES AS TO CONFLICTS OF LAW.

         (h) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified amount of Registrable Securities, Registrable Securities held by the Company or its Affiliates (other than Holders of Registrable Securities if such Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (j) Remedy. Each Holder, in addition to being entitled to exercise all rights provided to it herein or the Purchase Agreement or granted by law, including recovery of Liquidated Damages or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.







                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


RENT-WAY, INC.


By:
     ---------------------------------------
     William E. Morgenstern, Chairman
     and Chief Executive Officer


CALM WATERS PARTNERSHIP


By:
     ---------------------------------------
     Richard S. Strong, Partner



     Walter H. Morris



     Charles A. Paquelet